CONTINUING GUARANTY
(Personal)
New York

GUARANTOR:	PATIENT SAFETY TECHNOLOGIES, INC.
Name

Residence Address

BORROWERS:	AUTOMOTIVE SERVICES GROUP, LLC
Name

Address

LENDER:	STEVEN J. CASPI, 3010 WESTCHESTER AVENUE, PURCHASE, NEW YORK 10577

1)  Guaranty.

(a) Guarantor, intending to be legally bound, hereby unconditionally guarantees the full and prompt payment and performance of any and all of Borrowers' Obligations (as defined below) to the Lender when due, whether at stated maturity, by acceleration or otherwise. As used in this Guaranty, the term "Obligations" shall mean any and all obligations, indebtedness and other liabilities of Borrower to the Lender now or hereafter existing, of every kind and nature and all accrued and unpaid interest thereon and all Expenses (as defined below) including without limitation, whether such obligations, indebtedness and other liabilities (i) are direct, contingent, liquidated, unliquidated, secured, unsecured, matured or unmatured; (ii) are pursuant to a guaranty or surety in favor of the Lender; (iii) were originally contracted with the Lender or with another party (including obligations under a guaranty or surety originally in favor of such other party); (iv) are contracted by Borrower alone or jointly with one or more other parties; (v) are or are not evidenced by a writing; (vi) are renewed, replaced, modified or extended; and (vii) are periodically extinguished and subsequently reincurred or reduced and thereafter increased. Guarantor will pay or perform his or her obligations under this Guaranty upon demand. This Guaranty is and is intended to be a continuing guaranty of payment (not collection) of the Obligations (irrespective of the aggregate amount thereof and whether or not the Obligations from time to time exceeds the amount of this Guaranty, if limited), independent of, in addition and without modification to, and does not impair or in any way affect, any other guaranty, indorsement, or other agreement in connection with the Obligations, or in connection with any other indebtedness or liability to the Lender or collateral held by the Lender therefor or with respect thereto, whether or not furnished by Guarantor. Guarantor understands that the Lender can bring an action under this Guaranty without being required to exhaust other remedies or demand payment first from other parties.

(b) Guarantor acknowledges the receipt of valuable consideration for this Guaranty and acknowledges that the Lender is relying on this Guaranty in making a financial accommodation to Borrower, whether a commitment to lend, extension, modification or replacement of, or forbearance with respect to, any Obligation, cancellation of another guaranty, purchase of Borrowers' assets, or other valuable consideration.

2)  Continuing, Absolute, Unconditional. This Guaranty is irrevocable, absolute, continuing, unconditional and general without any limitation. This Guaranty is unlimited in amount plus all accrued and unpaid interest, premiums and Expenses (as defined below) incurred with respect to the Obligations and all of the Expenses incurred with respect to this Guaranty (collectively, the "Guaranteed Amount").

3)  Guarantor's Waivers & Authorizations.

(a) Guarantor's obligations shall not be released, impaired or affected in any way including by any of the following, all of which Guarantor hereby waives (i) any bankruptcy, reorganization or insolvency under any law of Borrower or that of any other party, or by any action of a trustee in any such proceeding; (ii) any new agreements or obligations of Borrower or any other party with the Lender; (iii) any adjustment, compromise or release of any Obligations of Borrower, by the Lender or any other party; the existence or nonexistence or order of any filings, exchanges, releases, impairment or sale of, or failure to perfect or continue the perfection of a security interest in any collateral for the Obligations, (iv) any failure of Guarantor to receive notice of any intended disposition of such collateral; (v) any fictitiousness, incorrectness, invalidity or unenforceability, for any reason, of any instrument or other agreement which may evidence any Obligation; (vi) any composition, extension, stay or other statutory relief granted to Borrower including, without limitation, the expiration of the period of any statute of limitations with respect to any lawsuit or other legal proceeding against Borrower or any person in any way related to the Obligations or a part thereof or any collateral therefor; (vii) any change in form of organization, name, membership or ownership of Borrower or Guarantor; (viii) any refusal or failure of the Lender or any other person prior to the date hereof or hereafter to grant any additional loan or other credit accommodation to Borrower or the Lender's or any other party's receipt of notice of such refusal or failure; (ix) any setoff, defense or counterclaim of Borrower with respect to the obligations or otherwise arising, either directly or indirectly, in regard to the Obligations; or (x) any other circumstance that might otherwise constitute a legal or equitable defense to Guarantor's obligations under this Guaranty.

(b) Guarantor waives acceptance, assent and all rights of notice or demand including without limitation (i) notice of acceptance of this Guaranty, of Borrowers' default or nonpayment of any Obligation, and of changes in Borrowers' financial condition; (ii) presentment, protest, notice of protest and demand for payment; (iii) notice that any Obligations has been incurred or of the reliance by the Lender upon this Guaranty; and (iv) any other notice, demand or condition to which Guarantor might otherwise be entitled prior to the Lender's reliance on or enforcement of this Guaranty. Guarantor further authorizes the Lender, without notice, demand or additional reservation of rights against Guarantor and without affecting Guarantor's obligations hereunder, from time to time: (i) to renew, refinance, modify, subordinate, extend, increase, accelerate, or otherwise change the time for payment of, the terms of or the interest on the Obligations or any part thereof;(ii) to accept and hold collateral from any party for the payment of the any or all of the Obligations, and to exchange, enforce or refrain from enforcing, or release any or all of such collateral; (iii) to accept any indorsement or guaranty of any or all of the Obligations or any negotiable instrument or other writing intended to create an accord and satisfaction with respect to any or all of the Obligations; (iv) to release, replace or modify the obligation of any indorser or guarantor, or any party who has given any collateral for any of all of the Obligations, or any other party in any way obligated to pay any or all of the Obligations, and to enforce or refrain from enforcing, or compromise or modify, the terms of any obligation of any such indorser, guarantor or party; (v) to dispose of any and all collateral securing the Obligations in any manner as the Lender, in its sole discretion, may deem appropriate, and to direct the order and the enforcement of any and all indorsements and guaranties relating to the Obligations in the Lender's sole discretion; and (vi) to determine the manner, amount and time of application of payments and credits, if any, to be made on all or any part of the Obligations including, without limitation, if this Guaranty is limited in amount, to make any such application to Obligations, if any, in excess of the amount of this Guaranty.

(c) Notwithstanding any other provision in this Guaranty, Guarantor irrevocably waives, without notice, any right he or she may have at law or in equity (including without limitation any law subrogating Guarantor to the rights of the Lender) to seek contribution, indemnification or any other form of reimbursement from Borrower or any other obligor or guarantor of the Obligations for any disbursement made under this Guaranty or otherwise.

4)  Termination. This Guaranty shall remain in full force and effect as to each Guarantor until actual receipt by the Lender officer responsible for Borrowers' relationship with the Lender of written notice of Guarantor's intent to terminate (or Guarantor's death or incapacity) plus the lapse of a reasonable time for the Lender to act on such notice (the "Receipt of Notice"); provided, however, this Guaranty shall remain in full force and effect thereafter until all Obligations outstanding, or contracted or committed for (whether or not outstanding), before such Receipt of Notice by the Lender, and any extensions, renewals or replacements thereof (whether made before or after such Receipt of Notice), together with interest accruing thereon after such Receipt of Notice, shall be finally and irrevocably paid in full. Discontinuance of this Guaranty as to one Guarantor shall not operate as a discontinuance hereof as to any other guarantor. Payment of all of the Obligations from time to time shall not operate as a discontinuance of this Guaranty, unless a Receipt of Notice as provided above has been received by the Lender. Guarantor agrees that, to the extent that Borrower makes a payment or payments to the Lender on the Obligations, or the Lender receives any proceeds of collateral to be applied to the Obligations, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or otherwise are required to be repaid to Borrower, its estate, trustee, receiver or any other party, including, without limitation, under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such repayment, the obligation or part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred, notwithstanding any contrary action which may have been taken by the Lender in reliance upon such payment or payments. As of the date any payment or proceeds of collateral are returned, the statute of limitations shall start anew with respect to any action or proceeding by the Lender against Guarantor under this Guaranty. Likewise, any acknowledgment, reaffirmation or payment, by Borrower or any third party, of any portion of the Obligations, shall be deemed to be made as agent for the Guarantor, strictly for the purposes of tolling the running of (and/or preventing the operation of) the applicable statute of limitations with respect to any action or proceeding by the Bank against Guarantor under this Guaranty.

5)  Expenses. Guarantor agrees to reimburse the Lender on demand for all the Lender's expenses, damages and losses of any kind or nature, including without limitation costs of collection and actual attorneys' fees and disbursements whether for internal or external counsel incurred by the Lender in attempting to enforce this Guaranty, collect any of the Obligations including any workout or bankruptcy proceedings or other legal proceedings or appeal, realize on any collateral, defense of any action under the prior paragraph or for any other purpose related to the Obligations (collectively, "Expenses"). Expenses will accrue interest at the highest default rate in any instrument evidencing the Obligations until payment is actually received by the Lender.

6)  Financial and Other Information. Guarantor shall promptly cause to be delivered to Lender within thirty (30) days of filing with the Internal Revenue Service, a true and complete copy of Guarantor's federal and state tax returns, including all schedules. If Guarantor files an extension, a copy of the same shall be delivered within thirty (30) days of filing such extension. Guarantor represents that his or her assets are not subject to any liens, encumbrances or contingent liabilities except as fully disclosed to the Lender in such statements. Guarantor warrants that all information Guarantor gives to the Lender at any time is correct, complete and not misleading. Guarantor resides at the above address and will notify the Lender officer named above immediately in writing upon any change in address. Guarantor understands this Guaranty and has satisfied himself or herself as to its meaning and consequences and acknowledges that it has made its own arrangements for keeping informed of changes or potential changes affecting the Borrower including the Borrowers' financial condition.

7)  Security; Right of Setoff. As further security for payment of the Obligations, Expenses and any other obligations of Guarantor to the Lender, Guarantor hereby grants to the Lender a security interest in all money, securities and other property of Guarantor in the actual or constructive possession or control of the Lender or its affiliates including without limitation all deposits and other accounts owing at any time by Manufacturers and Traders Trust Company, the Lender or any of their affiliates in any capacity to Guarantor in any capacity (collectively, "Property"). The Lender shall have the right to set off Guarantor's Property against any of Guarantor's obligations to the Lender. Such set-off shall be deemed to have been exercised immediately at the time Manufacturers and Traders Trust Company, the Lender or such affiliate elect to do so. The Lender shall also have all of the rights and remedies of a secured party under the Uniform Commercial Code, as the same may be in effect in the State of New York, as amended from time to time, in addition to those under this Guaranty and other applicable law and agreements.

8)  No Transfer of Assets. Guarantor shall not transfer, reinvest or otherwise dispose of his or her assets in a manner or to an extent that would or might impair Guarantor's ability to perform his or her obligations under this Guaranty.

9)  Nonwaiver by the Lender; Miscellaneous. This Guaranty is intended by Guarantor to be the final, complete and exclusive expression of the agreement between Guarantor and the Lender. This Guaranty may be assigned by the Lender, shall inure to the benefit of the Lender and its successors and assigns, and shall be binding upon Guarantor and his or her legal representative, successors and assigns and any participation may be granted by the Lender herein in connection with the assignment or granting of a participation by the Lender in the Obligations or any part thereof. All rights and remedies of the Lender are cumulative, and no such right or remedy shall be exclusive of any other right or remedy. This Guaranty does not supersede any other guaranty or security granted to the Lender by Guarantor or others (except as to Guarantor's Waiver of Subrogation rights above). No single, partial or delayed exercise by the Lender of any right or remedy shall preclude exercise by the Lender at any time at its sole option of the same or any other right or remedy of the Lender without notice. Guarantor expressly disclaims any reliance on any course of dealing or usage of trade or oral representation of the Lender including, without limitation, representations to make loans to Borrower or enter into any other agreement with Borrower or Guarantor. No course of dealing or other conduct, no oral agreement or representation made by the Lender or usage of trade shall operate as a waiver of any right or remedy of the Lender. No waiver or amendment of any right or remedy of the Lender or release by the Lender shall be effective unless made specifically in writing by the Lender. Each provision of this Guaranty shall be interpreted as consistent with existing law and shall be deemed amended to the extent necessary to comply with any conflicting law. If any provision nevertheless is held invalid, the other provisions shall remain in effect. Guarantor agrees that in any legal proceeding, a copy of this Guaranty kept in the Lender's course of business may be admitted into evidence as an original. Captions are solely for convenience and not part of the substance of this Guaranty. If this Guaranty is limited pursuant to Paragraph 2 hereof, until the Obligations are indefeasibly paid in full, the Guaranteed Amount shall not be reduced in any manner whatsoever by any amounts which the Lender may realize before or after maturity of the Obligations (by acceleration, demand or otherwise), as a result of payments made by or on behalf of Borrower or by or on behalf of any other person or entity other than Guarantor primarily or secondarily liable for the Obligations or any part thereof, or otherwise credited to Borrower or such person or entity, or as a result of the exercise of the Lender's rights with respect to any collateral for the Obligations or any part thereof. Payments made to the Lender by Guarantor (other than, directly or indirectly, from collateral or other persons or entities liable for any portion of the Obligations) after maturity of the Obligations, by acceleration or otherwise, shall reduce the Guaranteed Amount.

10)  Joint and Several. If there is more than one Guarantor, each Guarantor jointly and severally guarantees the payment and performance in full of all obligations under this Guaranty and the term "Guarantor" means each as well as all of them. Guarantor also agrees that the Lender need not seek payment from any source other than the undersigned Guarantor. This Guaranty is a primary obligation. Guarantor's obligations hereunder are separate and independent of Borrowers', and a separate action may be brought against Guarantor whether or not action is brought or joined against or with Borrower or any other party.

11)  Notices. Any demand or notice hereunder or under any applicable law pertaining hereto shall be in writing and duly given if delivered to Guarantor (at its address on the Lender's records) or to the Lender (at the address on page one and separately to the Lender officer responsible for Borrowers' relationship with the Lender). Such notice or demand shall be deemed sufficiently given for all purposes when delivered (i) by personal delivery and shall be deemed effective when delivered, or (ii) by mail or courier and shall be deemed effective three (3) business days after deposit in an official depository maintained by the United States Post Office for the collection of mail or one (1) business day after delivery to a nationally recognized overnight courier service (e.g., Federal Express). Notice by e-mail is not valid notice under this or any other agreement between Guarantor and the Lender.

12)  Governing Law and Jurisdiction. This Guaranty has been delivered to and accepted by the Lender and will be deemed to be made in the State of New York. Unless provided otherwise under federal law, this Guaranty will be interpreted in accordance with the laws of the State of New York excluding its conflict of laws rules. GUARANTOR HEREBY IRREVOCABLY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT IN ANY JUDICIAL DISTRICT OR COUNTY IN THE STATE OF NEW YORK WHERE MANUFACTURERS AND TRADERS TRUST COMPANY MAINTAINS A BRANCH AND CONSENTS THAT THE LENDER MAY EFFECT ANY SERVICE OF PROCESS IN THE MANNER AND AT GUARANTOR'S ADDRESS SET FORTH ABOVE FOR PROVIDING NOTICE OR DEMAND; PROVIDED THAT NOTHING CONTAINED IN THIS GUARANTY WILL PREVENT THE LENDER FROM BRINGING ANY ACTION, ENFORCING ANY AWARD OR JUDGMENT OR EXERCISING ANY RIGHTS AGAINST GUARANTOR INDIVIDUALLY, AGAINST ANY SECURITY OR AGAINST ANY PROPERTY OF GUARANTOR WITHIN ANY OTHER COUNTY, STATE OR OTHER FOREIGN OR DOMESTIC JURISDICTION. Guarantor acknowledges and agrees that the venue provided above is the most convenient forum for both the Lender and Guarantor. Guarantor hereby waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Guaranty.

13)  Waiver of Jury Trial. GUARANTOR AND THE LENDER HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY GUARANTOR AND THE LENDER MAY HAVE IN ANY ACTION OR PROCEEDING, IN LAW OR IN EQUITY, IN CONNECTION WITH THIS GUARANTY OR THE TRANSACTIONS RELATED HERETO. GUARANTOR REPRESENTS AND WARRANTS THAT NO REPRESENTATIVE OR AGENT OF THE LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE LENDER WILL NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS JURY TRIAL WAIVER. GUARANTOR ACKNOWLEDGES THAT THE LENDER HAS BEEN INDUCED TO ENTER INTO THIS GUARANTY BY, AMONG OTHER THINGS, THE PROVISIONS OF THIS SECTION.

Acknowledgment. Guarantor acknowledges that it has read and understands all the provisions of this Guaranty, including the Governing Law, Jurisdiction and Waiver of Jury Trial, and has been advised by counsel as necessary or appropriate.

GUARANTOR:

PATIENT SAFETY TECHNOLOGIES, INC.

BY:

NOTICE: FOR PURPOSES OF THIS AGREEMENT "OBLIGATIONS" IS NOT LIMITED TO PRESENTLY EXISTING INDEBTEDNESS, LIABILITIES AND OBLIGATIONS.	Dated: January __, 2006

ACKNOWLEDGMENT

STATE OF	)
: SS.
COUNTY OF	)

On the ____ day of January , in the year 2006, before me, the undersigned, a Notary Public in and for said State, personally appeared  , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public

FOR BANK USE ONLY

Authorization Confirmed:
Signature